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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - November 8, 2001


                                 _______________


                               THE MONY GROUP INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                      1-14603                13-3976138
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

                   1740 Broadway                                    10019
                 New York, New York                               (Zip Code)
      (Address of principal executive offices)


                                 (212) 708-2000
              (Registrant's telephone number, including area code)


                                 _______________

                                       N/A
             (Former name or address, if changed since last report)


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Item 5. Other Events.

     On November 8, 2001, The MONY Group Inc. issued a News Release reporting its financial results for the third quarter of 2001. A copy of the News Release is filed herewith as Exhibit 99.1 and is incorporated in this Item 5 by reference thereto.


Item 7. Financial Statements and Exhibits.

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Exhibits.

        99.1   News Release of The MONY Group Inc., dated November 8, 2001.

        99.2 Presentation entitled "The MONY Group Inc. Statistical Supplement as of and for the Three and Nine-Month Periods Ended September 30, 2001 and 2000."


Item 9. Regulation FD Disclosure.

     The material attached hereto as Exhibit 99.2, which is incorporated in this
Item 9 by reference thereto, is furnished pursuant to Regulation FD.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE MONY GROUP INC.



                                             By: /s/ Richard Daddario
                                                --------------------------------
                                                Richard Daddario
                                                Executive Vice President and
                                                  Chief Financial Officer

Date: November 8, 2001

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                                  Exhibit Index

99.1      News Release of The MONY Group Inc., dated November 8, 2001.

99.2 Presentation entitled "The MONY Group Inc. Statistical Supplement as of and for the Three and Nine-Month Periods Ended September 30, 2001 and 2000."